Exhibit 10j.(7)

Rate Schedule TF-1 Service Agreement Amendment

Contract No. 100058

Amendment No. 6

THIS AMENDMENT is made and entered into on February 12, 2008, by and between Northwest Pipeline GP (Transporter) and Northwest Natural Gas Company (Shipper).

WHEREAS :

A	Transporter and Shipper are parties to that certain Rate Schedule (TF-1) Service Agreement dated June 29,1990 and assigned Contract No. 100058 (Agreement).

B	Transporter and Shipper desire to amend the Agreement to extend the Primary Term End Date associated with 34,000 Dth/d of Contract Demand along with the associated MDQs at the Collins Gulch (2200 Dths) Green River Gathering (3187 Dths), Ignacio Plant (7938 Dths), Opal Plant (7925 Dths), Shute Creek Plant (6875 Dths) and Westgas Arkansas (5875 Dths) receipt points and MDDOs at the Albany (5000 Dths), Battle Ground (100 Dths), Gresham (11000 Dths), Jefferson/Scio (200 Dths), Kelso/Beaver (3000 Dths), Marion (100 Dths), Molalla (1000 Dths), Monitor (600 Dths), Mount Angel (1000 Dths), North Eugene (2500 Dths), Oregon City (2000 Dths) and South Eugene (7500 Dths) delivery points from September 30, 2009 to September 30, 2044. This contract term extension is being made pursuant to Shipper’s Right of First Refusal decision to match the highest competing bid for capacity posted for competitive bid on January 22, 2008 in the All Shipper’s Notices # 08-022 and # 08-023.

C	Transporter and Shipper desire to further amend the Agreement to add a non-confirming provision that reflects the current Primary Term End Date associated with the capacity that is not required to be extended and the new Primary Term End Date associated with the capacity Shipper matched by exercising its Right of First Refusal.

THEREFORE, in consideration of the premises and mutual covenants set fourth herein, Transporter and Shipper agree as follows :

1. As of the effective date set forth thereon, the Exhibit A attached hereto supercedes and replaces the previously effective Exhibit A to the Agreement.

2. The additional exhibits noted on the attached Exhibit A as applicable to the Agreement, if any, also are attached hereto and, as of the effective dates set forth thereon, supercede and replace any previously effective corresponding exhibits to the Agreement.

IN WITNESS WHEREOF Transporter and Shipper have executed this Amendment as of the date first set forth above.

Northwest Natural Gas Company		Northwest Pipeline GP

By :	/S/	By :	/S/
Name:	RANDOLPH S. FRIEDMAN	Name:	JANE F HARRISON
Title :	DIRECTOR, GAS SUPPLY	Title :	MANAGER NWP MARKETING SERVICES

EXHIBIT A

(Dated February 12, 2008, Effective February 12, 2008)

to the

Rate Scheduled TF-1 Service Agreement

(Contract No. 100058)

between Northwest Pipeline GP

and Northwest Natural Gas Company

SERVICE DETAILS

1.	Transportation Contract Demand (CD): 35,155 Dth per Day

2.	Primary Receipt Point (s):

Point ID Name	Maximum Daily Quantities (Dth)
4 IGNACIO PLANT	7938
80 GREEN RIVER GATHERING	3187
297 SUMAS RECEIPT	589
541 SHUTE CREEK PLANT RECEIPT	6875
543 OPAL PLANT	8491
552 WESTGAS ARKANSAS	5875
700 COLLINS GULCH	2200

Total	35155

3.	Primary Delivery Point (s):

Point ID Name	Maximum Daily Delivery Obligation (Dth)	Delivery Pressure (psig)
219 BATTLE GROUND	1255	150
229 KELSO/BEAVER	3000	450
304 GRESHAM	11000	150
309 OREGON CITY	2000	165
312 MOLALLA	1000	400
313 MONITOR	600	150
314 MOUNT ANGEL	1000	150
322 MARION	100	150
324 JEFFERSON/SCIO	200	400
327 ALBANY	5000	400
334 NORTH EUGENE	2500	400
336 SOUTH EUGENE	7500	400

Total	35155

4.	Customer Category:

a.	Large Customer

b.	Incremental Expansion Customer: No

5.	Recourse or Discounted Recourse Transportation Rates:

a.	Reservation Charge (per Dth of CD):

Maximum Base Tariff Rate, plus applicable surcharges

b.	Volumetric Charge (per Dth):

Maximum Base Tariff Rate, plus applicable surcharges

c.	Additional Facility Reservation Surcharge Pursuant to Section 3:4 of Rate

Schedule TF-1 (per Dth of CD): None

d.	Rate Discount Conditions Consistent with Section 3.5 of Rate Schedule TF-1:

Not Applicable

6.	Transportation Term:

a.	Primary Term Begin Date:

April 01, 1993

b.	Primary Term End Date:

September 30, 2044

c.	Evergreen Provision:

Yes, standard bi-lateral evergreen under Section 12.2 of Rate Schedule TF-1

7.	Contract Specific OFO Parameters: None.

8.	Regulatory Authorization: 18 CFR 284.223

9.	Additional Exhibits:

Exhibit B Yes, dated February 12, 2008

Exhibit C Yes, dated February 12, 2008

Exhibit D No

EXHIBIT B

(Dated February 12, 2008, Effective February 12, 2008)

to the

Rate Schedule TF-1 Service Agreement

(Contract No. 100058)

between Northwest Pipeline GP

and Northwest Natural Gas Company

NON-CONFORMING PROVISIONS

1.	Transportation Term - Primary Term End Date

The primary term will extend through September 30, 2013 for 35,155 Dths/day of contract demand.

The primary term will extend through September 30, 2044 for 34,000 Dths/day of contract demand from the Collins Gulch (2200 Dths), Green River Gathering (3187 Dths), Ignacio Plant (7938 Dths), Opal Plant (7925 Dths), Shute Creek Plant (6875 Dths) and Westgas Arkansas (5875 Dths) receipt points and the Albany (5000 Dths), Battle Ground (100 Dths), Gresham (11000 Dths), Jefferson/Scio (200 Dths), Kelso/Beaver (3000 Dths), Marion (100 Dths), Molalla (1000 Dths), Monitor (600 Dths), Mount Angel (1000 Dths), North Eugene (2500 Dths), Oregon City (2000 Dths) and South Eugene (7500 Dths) delivery points.

EXHIBIT C

(Dated February 12, 2008, Effective February 14, 2007)

to the

Rate Schedule TF-1 Service Agreement

(Contract No. 100058)

between Northwest Pipeline GP

and Northwest Natural Gas Company

FACILITY REIMBURSEMENT OBLIGATION

1.	DESCRIPTION OF NEW FACILITIES:

The new facilities contemplated by Section 1(b) of Rate Schedule TF-1, which are necessary to provide service under this agreement include the following:

Upgrades to the Battle Ground Meter Station in Clark County, Washington to provide up to 1,713 Dth per day of delivery capacity at 150 psig.

2.	RESPONSIBILITY FOR NEW FACILITY COSTS:

The total estimated reimbursable cost of facilities is $11,700 with an estimated annual cost of service of $3,412. Pursuant to Section 21 of the General Terms and Conditions of Transporter’s FERC Gas Tariff, Shipper is responsible to pay for the actual cost of service for the new facilities described above and has elected the payment option set forth below.

3.	TERMS AND CONDITIONS OF FACILITY REIMBURSEMENT CHARGE:

a.	Type of Charge: Monthly Cost of Service charge.

b.	Charge: $235.

The monthly cost of service charge is calculated using the methodologies underlying Transporter’s currently effective transportation rates. Except for depreciable life purpose, the term used for calculating the cost of service is stated in item 3c.

c.	Term of Charge:

13.6 years: Reflects the remaining applicable primary contract term.

RANDOLPH S. FRIEDMAN	JANE F HARRISON
(Shipper)	Northwest Pipeline GP